Fees Summary	Nov. 03, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	24,038.68
Total Transaction Valuation	174,067,192.2
Total Offset Amount	0
Net Fee	$ 24,038.68